Government Grant	9 Months Ended
Mar. 31, 2023
Government Grants [Abstract]
Government Grant	Government Grant

Accounting Policy

The Company recognizes government grants when there is reasonable assurance that it will comply with the conditions required to qualify for the grant, and that the grant will be received. Government grants related to income are recognized as other gains (losses) in the statements of net loss while government grants related to assets, including non-monetary grants at fair value, are recognized as a reduction of the related asset’s carrying amount.

In April 2020, the Government of Canada announced the Canada Emergency Wage Subsidy (“CEWS”) program. CEWS provided a wage subsidy on eligible remuneration, subject to limits per employee, to eligible employers based on certain criteria, including the demonstration of revenue declines. The Company has determined that it has qualified for this subsidy and has applied for CEWS. For the nine months ended March 31, 2023, the Company has recognized no government grant income (year ended June 30, 2022 - $10.7 million), within other gains (losses) in the statements of comprehensive loss. Estimation uncertainty arises when interpreting certain definitions as prescribed by CEWS. For the nine months ended March 31, 2023, the Company received no cash (year ended June 30, 2022 - $19.5 million) from CEWS. As at March 31, 2023, $12.4 million (June 30, 2022 - $12.4 million) is recognized as other current liabilities on the statements of financial position. For the nine months ended March 31, 2023, the Company received a $3.3 million (June 30, 2022 - nil) government grant related to the co-generation project at the Aurora River facility to offset the costs relating to capital expenditures that would have otherwise been capitalized as property, plant and equipment.